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MFS[RegTM] VARIABLE INSURANCE TRUST(SM)
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MAY 1, 1999                                                           Prospectus

MFS[RegTM] EMERGING GROWTH SERIES

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This Prospectus describes one of the series of the MFS Variable Insurance Trust (referred to as the trust):


1. MFS Emerging Growth Series seeks to provide long-term growth of capital (referred to as the Emerging Growth Series).


The Securities and Exchange Commission has not approved the series' shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

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TABLE OF CONTENTS
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                                                                     Page
I     Expense Summary ............................................    1

II    Risk Return Summary ........................................    2

      1. Emerging Growth Series ..................................    2

III   Certain Investment Strategies and Risks ....................    4

IV    Management of the Series ...................................    4

V     Description of Shares ......................................    4

VI    Other Information ..........................................    5

VII   Financial Highlights .......................................    6

      Appendix A -- Investment Techniques and Practices ..........   A-1

   The trust offers shares of its 15 series to separate accounts established by insurance companies in order to serve as investment vehicles for variable annuity and variable life insurance contracts and to qualified pension and retirement plans. Each of these series is managed by Massachusetts Financial Services Company (referred to as MFS or the adviser) and are described below.

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I EXPENSE SUMMARY
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>  Expense Table

   This table describes the expense that you may pay when you hold shares of the series. These fees and expenses do not take into account the fees and expenses imposed by insurance companies through which your investment in a series may be made.

   Annual Series Operating Expenses (expenses that are deducted from a series' assets):

                                                          Emerging
                                                           Growth
                                                           Series
                                                         ---------
   Management Fee ....................................      0.75%
   Other Expenses(1) .................................      0.10%
                                                            ----
   Total Annual Series Operating Expenses(1) .........      0.85%
    Expense Reimbursement ............................        --
                                                            ----
    Net Expenses(1) ..................................      0.85%

   ---------

   (1) The series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. Expenses do not take into account these expense reductions, and are therefore higher than the actual expenses of the series.

   (2) MFS has contractually agreed to bear expenses for these series, subject to reimbursement by these series, such that the series' "Other Expenses" shall not exceed the following 0.25% of the average daily net assets of the series during the current fiscal year. The payments made by MFS on behalf of the series under this arrangement are subject to reimbursement by the series to MFS, which will be accomplished by the payment of an expense reimbursement fee by the series to MFS computed and paid monthly at a percentage of the series' average daily net assets for its then current fiscal year, with a limitation that immediately after such payment the series' "Other Expenses" will not exceed the percentage set forth above for that series. The obligation of MFS to bear a series' "Other Expenses" pursuant to this arrangement, and the series' obligation to pay the reimbursement fee to MFS, terminates on the earlier of the date on which payments made by the series' equal the prior payment of such reimbursable expenses by MFS, or December 31, 2004. MFS may, in its discretion, terminate this contractual arrangement at an earlier date, provided that the arrangement will continue for the series until at least May 1, 2000, unless terminated with the consent of the board of trustees which oversees the series.


>  Example of Expenses

   These examples are intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds. These examples do not take into account the fees and expenses imposed by insurance companies through which your investment in a series may be made.

   The examples assume that:

   o You invest $10,000 in the series for the time periods indicated and you redeem your shares at the end of the time periods;

   o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

   o  The series' operating expenses remain the same.

   Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                               Period
                               --------------------------------------
   Series                      1 Year   3 Years   5 Years   10 Years
---------------------------------------------------------------------
   Emerging Growth Series       $87      $271      $471     $1,049

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II RISK RETURN SUMMARY
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   Investment strategies which are common to all series are described under the caption "Certain Investment Strategies."

   1: Emerging Growth Series
   .............................................................................

>  Investment Objective

   The series' investment objective is long term growth of capital. The series' objective may be changed without shareholder approval.

>  Principal Investment Policies

   The series invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of emerging growth companies. Emerging growth companies are companies which MFS believes are either:

   o early in their life cycle but which have the potential to become major enterprises, or

   o major enterprises whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment.

   Emerging growth companies may be of any size, and MFS would expect these companies to have products, technologies, management, markets and opportunities which will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation. The series' investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

   MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis performed by the series' portfolio manager and MFS' large group of equity research analysts.

>  Principal Risks

   The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. As with any non-money market mutual fund, the share price of the series will change daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

   The principal risks of investing in the series are:

   o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

   o Emerging Growth Risk: Prices of securities react to the economic condition of the company that issued the security. The series' equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. Emerging growth companies often:

      >  have limited product lines, markets and financial resources

      >  are dependent on management by one or a few key individuals

      > have shares which suffer steeper than average price declines after disappointing earnings reports and are more difficult to sell at satisfactory prices

   o Over-the-Counter Risk: Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices.

   o As with any mutual fund, you could lose money on your investment in the series.

   An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

>  Bar Chart and Performance Table

   The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

   Bar Chart

   The bar chart shows changes in the annual total returns of the series' shares for each calendar year since they were first offered, assuming the reinvestment of distributions.

   [BEGIN BAR CHART]

   1996       17.02%
   1997       21.90%
   1998       34.16%

   [END BAR CHART]

     During the period shown in the bar chart, the highest quarterly return was 27.04% (for the calendar quarter ended December 31, 1998) and the lowest quarterly return was (13.11)% (for the calendar quarter ended September 30, 1998).

   Performance Table

   This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and various other market indicators and assumes the reinvestment of distributions.

   Average Annual Total Returns as of December 31, 1998
   .............................................................................

                                                      1 Year           Life
   Emerging Growth Series*                             34.16%         +26.55%
   Russell 2000 Total Return Index**+                  -2.55%         +12.03%
   Standard & Poor's 500 Composite Index**++          +28.58%         +28.16%

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   * "Life" refers to the period from the commencement of the series' investment operations, July 24, 1995, through December 31, 1998.
   ** Source: CDA/Wiesenberger. "Life" refers to the period from August 1, 1995, through December 31, 1998.
   + The Russell 2000 Total Return Index is a broad based, unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, the American Stock Exchange, and Nasdaq.
   ++ The Standard & Poor's 500 Composite Index is a broad based, unmanaged index of common stock total return performance.

>  Portfolio Manager

   John W. Ballen, President of MFS, has been employed by the Adviser as a portfolio manager since 1984. Mr. Ballen has been the series' portfolio manager since its inception. Toni Y. Shimura, a Vice President of MFS, has been employed by the Adviser as a portfolio manager since 1987. Ms. Shimura became portfolio manager of the series on November 30, 1995.

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III CERTAIN INVESTMENT STRATEGIES AND RISKS
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   The series may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While a series invests defensively, it may not be able to pursue its investment objective. A series defensive investment policy may not be effective in protecting its value.

   The series may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains. Frequent trading also increases transaction costs, which could detract from the series' performance.

   The series may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the series and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which a series may engage, including the principal investment techniques and practices described above, are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the trust's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting MFS Service Center, Inc. (see back cover for address and phone number).

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IV MANAGEMENT OF THE SERIES
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>  Investment Adviser

   Massachusetts Financial Services Company (referred to as MFS or the adviser) is the investment adviser to each series. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $102.9 billion on behalf of approximately 3.8 million investor accounts as of January 31, 1999. As of such date, the MFS organization managed approximately $73.6 billion of net assets in equity fund and equity portfolios. Approximately $4.7 billion of the assets managed by MFS are invested in securities of foreign issuers and foreign denominated securities of U.S. issuers. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

   MFS provides investment management and related administrative services and facilities to each series, including portfolio management and trade execution. For these services each series pays MFS an annual management fee as set forth in the Expense Summary.

   MFS or its affiliates generally pay an administrative service fee to insurance companies which use the series as underlying investment vehicles for their variable annuity and variable life insurance contracts based upon the aggregate net assets of the series attributable to these contracts. These fees are not paid by the series, their shareholders, or by the contract holders.

>  Administrator

   MFS provides the series with certain financial, legal, compliance, shareholder communications and other administrative services. MFS is - reimbursed by the series for a portion of the costs it incurs in providing these services.

>  Distributor

   MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of the series.

>  Shareholder Servicing Agent

   MFS Service Center, Inc. (referred to as MFSC), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for the series, for which it receives compensation from the series.

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V DESCRIPTION OF SHARES
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   The trust offers shares of the series to separate accounts established by insurance companies in order to serve as investment vehicles for variable annuity and variable life insurance contracts. The trust also offers shares of the series to qualified pension and retirement plans. All purchases, redemptions and exchanges of shares are made through these insurance company separate accounts and plans, which are the record owner of the shares. Contract holders and plan beneficiaries seeking to purchase, redeem or exchange interests in the trust's shares should consult with the insurance company which issued their contracts or their plan sponsor.

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VI OTHER INFORMATION
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>  Pricing of Series' Shares

   The price of the series' shares is based on its net asset value. The net asset value of the series' shares is determined at the close of regular trading each day that the New York Stock Exchange is open for trading (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). To determine net asset value, the series values its assets at current market values, or at fair value as determined by the Adviser under the direction of the Board of Trustees that oversees the series if current market values are unavailable. Fair value pricing may be used by a series when current market values are unavailable or when an event occurs after the close of the exchange on which the series' portfolio securities are principally traded that is likely to have changed the value of the securities. The use of fair value pricing by a series may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values.

   Insurance companies and plan sponsors are the designees of the trust for receipt of purchase, exchange and redemption orders from contractholders and plan beneficiaries. An order submitted to the trust's designee by the valuation time will receive the net asset value next calculated; provided that the trust receives notice of the order generally by 9:30 a.m. eastern time on the next day on which the New York Stock Exchange is open for trading.

   Certain series invest in securities which are primarily listed on foreign exchanges that trade on weekends and other days when the series does not price its shares. Therefore, the value of these series' shares may change on days when you will not be able to purchase or redeem their shares.

>  Distributions

   The series intends to pay substantially all of its net income (including net short-term capital gain) to shareholders as dividends at least annually.
   Any realized net capital gains are also distributed at least annually.

>  Tax Considerations

   The series of the trust is treated as a separate entity for federal income tax purposes. As long as a series qualifies for treatment as a regulated - investment company (which it has in the past and intends to do so in the future), it pays no federal income tax on the earnings it distributes to shareholders. In addition, the series also intends to continue to diversify its assets to satisfy the federal diversification tax rules applicable to separate accounts that fund variable insurance and annuity contracts.

   Shares of the series are offered to insurance company separate accounts and qualified pension and retirement plan sponsors. Consult with the insurance company which issued your contract or your plan sponsor or financial advisor to understand the federal tax treatment of your investment.

>  Right to Reject Purchase and Exchange Orders

   Purchases and exchanges should be made for investment purposes only. The series reserves the right to reject or restrict any specific purchase or exchange request. Because an exchange request involves both a request to redeem shares of one series and to purchase shares of another series, the series consider the underlying redemption and purchase requests conditioned upon the acceptance of the underlying requests. Therefore, in the event that the series reject an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

>  Market Timing Policies

   The series are not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The series define a "market timer" as an individual, or organization acting on behalf of one or more individuals, if the individual or organization makes during the calendar year six or more exchange requests among the series.

   Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.

   The series may impose specific limitations on market timers, including:

   o delaying for up to seven days the purchase side of an exchange request by market timers;

   o rejecting or otherwise restricting purchase or exchange requests by market timers; and

   o  permitting exchanges by market timers only into certain series.

>  In-kind distributions

   The series have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the series makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash. The series do not expect to make in-kind distributions.

>  Unique Nature of Series

   MFS may serve as the investment adviser to other funds which have similar investment goals and principal investment policies and risks to the series, and which may be managed by the series' portfolio manager(s). While a series may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a series and these similar products, including differences in sales charges, expense ratios and cash flows.

>  Year 2000 Readiness Disclosure

   The series could be adversely affected if the computer systems used by MFS, the series' other service providers or the companies in which the series invests do not properly process date-related information from and after January 1, 2000 (the "Year 2000 Issue"). MFS recognizes the importance of the Year 2000 Issue and, to address Year 2000 compliance, created a separately funded Year 2000 Program Management Office in 1996 comprised of a specialized staff reporting directly to MFS senior management. The Office, with the help of external consultants, is responsible for overall coordination, strategy formulation, communications and issue resolution with respect to Year 2000 issues. While MFS systems will be tested for Year 2000 readiness before the turn of the century, there are significant systems interdependencies in the domestic and foreign markets for securities, the business environments in which companies held by the series operate and in MFS' own business environment. MFS has been working with the series' other service providers to identify and respond to potential problems with respect to Year 2000 readiness and to develop contingency plans. Year 2000 readiness is also one of the factors considered by MFS in its ongoing assessment of companies in which the series invests. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the series.

>  Potential Conflicts

   Shares of the series are offered to the separate accounts of insurance companies that may be affiliated or unaffiliated with MFS and each other ("shared funding") and may serve as the underlying investments for both variable annuity and variable life insurance contracts ("mixed funding"). Due to differences in tax treatment or other considerations, the interests of various contract owners might at some time be in conflict. The trust currently does not foresee any such conflict. Nevertheless, the board of trustees which oversees the series intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more separate accounts of the insurance companies might be required to withdraw its investments in one or more series. This might force a series to sell securities at disadvantageous prices.

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VII FINANCIAL HIGHLIGHTS
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   The financial highlights table is intended to help you understand the series' financial performance for the past 5 years, or, if a series has not been in operation that long, since the time it commenced investment operations. Certain information reflects financial results for a single series' share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in a series (assuming reinvestment of all distributions). This information has been audited by the trust's independent auditors, whose report, together with the trust's financial statements, are included in the trust's Annual Report to shareholders. The series' Annual Report is available upon request by contacting MFSC (see back cover for address and telephone number). These financial statements are incorporated by reference into the SAI. The trust's independent auditors are Deloitte & Touche LLP.

   1. Emerging Growth Series
   .............................................................................

                                                                                                      Period Ended
                                                                       Year Ended December 31,         December 31,
                                                                  1998          1997          1996         1995*
-------------------------------------------------------------------------------------------------------------------
   Per share data (for a share outstanding throughout
    each period):
   Net asset value -- beginning of period ...................   $  16.13      $  13.24      $  11.41      $10.00
                                                                --------      --------      --------      ------
   Income from investment operations# --
    Net investment income (loss)[sec] .......................   $  (0.05)     $  (0.06)     $  (0.01)     $ 0.01
    Net realized and unrealized gain on investments and
     foreign currency .......................................       5.55          2.95          1.95        1.74
                                                                --------      --------      --------      ------
      Total from investment operations ......................   $   5.50      $   2.89      $   1.94      $ 1.75
                                                                --------      --------      --------      ------
   Less distributions declared to shareholders --
    From net investment income ..............................   $     --      $     --      $     --      $(0.01)
    From net realized gain on investments and foreign
     currency transactions ..................................      (0.05)           --         (0.06)      (0.26)
    In excess of net realized gain on investments and
     foreign currency transactions ..........................      (0.11)           --         (0.05)         --
    From paid-in capital ....................................         --            --            --       (0.07)
                                                                --------      --------      --------      ------
      Total distributions declared to shareholders ..........   $  (0.16)     $     --      $  (0.11)     $(0.34)
                                                                --------      --------      --------      ------
   Net asset value -- end of period .........................   $  21.47      $  16.13      $  13.24      $11.41
                                                                --------      --------      --------      ------
   Total return .............................................      34.16%        21.90%        17.02%      17.41%++
   Ratios (to average net assets)/Supplemental data[sec]:
    Expenses## ..............................................       0.85%         0.90%         1.00%       1.00%+
    Net investment income (loss) ............................      (0.29)%       (0.38)%       (0.08)%      0.10%+
   Portfolio turnover .......................................         71%          112%           96%         73%
   Net assets at end of period (000 omitted) ................   $908,987      $384,480      $104,956      $3,869

   ---------
   * For the period from the commencement of the series' investment operations, July 24, 1995, through December 31, 1995.
   +      Annualized.
   ++     Not annualized.
   #      Per share data are based on average shares outstanding.
   ## The series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The series' expenses are calculated without reduction for this expense offset arrangement.
   [sec] Prior to January 1, 1998, the investment adviser voluntarily agreed to maintain, subject to reimbursement by the series, the expenses of the series at not more than 1.00% of average daily net assets. To the extent actual expenses were over or under this limitation, the net investment loss per share and the ratios would have been:

   Net investment loss ...........     --     $ (0.05)    $ (0.03)    $  (0.18)
   Ratios (to average net assets):
    Expenses## ...................     --        0.87%       1.16%        2.91%+
    Net investment loss ..........     --       (0.35)%     (0.23)%      (1.78)%+

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   Appendix A                                             Emerging Growth Series
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>  Investment Techniques and Practices

   In pursuing its investment objectives and investment policies, the Growth With Income Series may engage in the following investment techniques and practices, which are described, together with their risks, in the SAI. Investment techniques and practices which are the principal focus of the series are also described in the Risk Return Summary of the Prospectus.


   Symbols                  [check mark] permitted             -- not permitted
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  Debt Securities
   Asset-Backed Securities
    Collateralized Mortgage Obligations and Multiclass
      Pass-Through Securities                                             --
    Corporate Asset-Backed Securities                                     --
    Mortgage Pass-Through Securities                                      --
    Stripped Mortgage-Backed Securities                                   --
   Corporate Securities                                          [check mark]
   Loans and Other Direct Indebtedness                                    --
   Lower Rated Bonds                                             [check mark]
   Municipal Bonds                                                        --
   Speculative Bonds                                             [check mark]
   U.S. Government Securities                                    [check mark]
   Variable and Floating Rate Obligations                        [check mark]
   Zero Coupon Bonds, Deferred Interest Bonds and PIK
    Bonds                                                        [check mark]
  Equity Securities                                              [check mark]
  Foreign Securities Exposure
   Brady Bonds                                                            --
   Depositary Receipts                                           [check mark]
   Dollar-Denominated Foreign Debt Securities                             --
   Emerging Markets                                              [check mark]
   Foreign Securities                                            [check mark]
  Forward Contracts                                              [check mark]
  Futures Contracts                                              [check mark]
  Indexed Securities/Structured Products                                  --
  Inverse Floating Rate Obligations                                       --

  Investment in Other Investment Companies
   Open-End                                                      [check mark]
   Closed-End                                                    [check mark]
  Lending of Portfolio Securities                                [check mark]
  Leveraging Transactions
   Bank Borrowings                                                        --*
   Mortgage "Dollar-Roll" Transactions                                    --*
   Reverse Repurchase Agreements                                          --*
  Options
   Options on Foreign Currencies                                 [check mark]
   Options on Futures Contracts                                  [check mark]
   Options on Securities                                         [check mark]
   Options on Stock Indices                                      [check mark]
   Reset Options                                                          --
   "Yield Curve" Options                                                  --
  Repurchase Agreements                                          [check mark]
  Restricted Securities                                          [check mark]
  Short Sales                                                             --
  Short Sales Against the Box                                             --
  Short Term Instruments                                         [check mark]
  Swaps and Related Derivative Instruments                                --
  Temporary Borrowings                                           [check mark]
  Temporary Defensive Positions                                  [check mark]
  Warrants                                                       [check mark]
  "When-Issued" Securities                                       [check mark]

*May be changed only with shareholder approval.

   MFS[RegTM] VARIABLE INSURANCE TRUST(SM)

   If you want more information about the trust and its series, the following documents are available free upon request:

   Annual/Semiannual Reports. These reports contain information about the series' actual investments. Annual reports discuss the effect of recent market conditions and the series' investment strategy on the series' performance during its last fiscal year.

   Statement of Additional Information (SAI). The SAI, dated May 1, 1999, provides more detailed information about the trust and its series and is incorporated into this prospectus by reference.

   You can get free copies of the annual/semiannual reports, the SAI and other information about the trust and its series, and make inquiries about the trust and its series, by contacting:

      MFS Service Center, Inc.
      2 Avenue de Lafayette
      Boston, MA 02111-1738
      Telephone: 1-800-343-2829, ext. 3500
      Internet: http://www.mfs.com

   Information about the trust and its series (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

      Public Reference Room
      Securities and Exchange Commission
      Washington, D.C., 20549-6009

   Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the trust and its series are available on the Commission's Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section at the above address.


      The trust's Investment Company Act file number is 811-8326




                                                   MSG 11/98 224M 90/290/390/890